September 8, 2015 Akebia Therapeutics Exhibit 99.2

Forward-Looking Statements
This presentation includes forward-looking statements.  Such forward-looking statements include those about Akebia's strategy, future plans and prospects, including statements regarding the potential indications, dosing and benefits of vadadustat, the development plan for vadadustat, plans for presenting a more detailed analysis of the data from the
Phase 2 study, and the initiation of the Phase 3 program. The words "anticipate," "appear," "believe," "estimate,"
"expect," "intend," "may," "plan," "predict," "project," "target," "potential," "will," "would," "could," "should,"
"continue," and similar expressions are intended to identify forward-looking statements, although not all forward-
looking statements contain these identifying words.  Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement, including the risk that existing preclinical and clinical data may not be predictive of the results of ongoing or later clinical trials; the ability of Akebia to successfully complete the clinical development of vadadustat; the funding required to develop Akebia's product candidates and operate the company, and the actual expenses associated therewith; the cost of our Phase 3 studies and the availability of financing to cover such cost; the timing and content of decisions made by the FDA and other regulatory authorities; the acceptance of Akebia's abstract for presentation at a medical meeting;
the actual time it takes to prepare for and initiate Phase 3 clinical studies; the success of competitors in developing product candidates for diseases for which Akebia is currently developing its product candidates; and Akebia's ability to obtain, maintain and enforce patent and other intellectual property protection for vadadustat.  Other risks and uncertainties include those identified under the heading "Risk Factors" in Akebia's Quarterly Report on Form 10-Q for
the quarter ended June 30, 2015, and other filings that Akebia may make with the Securities and Exchange Commission in the future.  Akebia does not undertake, and specifically disclaims, any obligation to update any forward-looking statements contained in this presentation.

Akebia at a Glance
Akebia is a biopharmaceutical company focused on delivering
innovative therapies to patients with kidney disease through the biology of hypoxia inducible factor (HIF)
Experienced Management Team with extensive knowledge in HIF biology combined with renal expertise
Lead program: vadadustat (AKB-6548) is a once-daily, oral therapy with best-in-class potential for the treatment of renal anemia
Completed Phase 2 vadadustat studies in both non-dialysis and dialysis patients
Additional HIF-PH inhibitor compounds in pipeline
Public (NASDAQ:AKBA), headquartered in Cambridge, MA

Top-Line Results of Phase 2 Vadadustat Study in Dialysis Patients with Anemia Related to Chronic Kidney Disease

5

1st analysis:
change in HGB
at Week 8
Vadadustat (AKB-6548) dialysis efficacy study
Patient Criteria
Open Label
16 Weeks of Treatment
Endpoints
2nd analysis: subsequent
change in HGB with dose
adjustment starting at Week 8
Vadadustat
300 mg QD
Vadadustat
450 mg QD
Vadadustat
450 mg TIW
Primary endpoint
1.
Compare the change
in HGB from baseline
for three different
doses of Vadadustat
Secondary endpoint
1.
Safety of Vadadustat
in ESRD subjects on
dialysis
2.
Effect of dialysis on
the PK of Vadadustat
Primary endpoint
1.
Compare the change
in HGB from baseline
for three different
doses of Vadadustat
Secondary endpoint
1.
Safety of Vadadustat
in ESRD subjects on
dialysis
2.
Effect of dialysis on
the PK of Vadadustat
(1)
First eight weeks include Weeks 1 –
8.
(2)
Second eight weeks include Weeks 9 –
16.
•
n= 90
•
Age: 18 –
79 years old
•
CKD Stage 5
undergoing chronic
hemodialysis
for
3
months and dialysis 3x
per week
•
Mean
HGB:
9.0
and
12.0
g/dL
•
Receives epoetin alfa
regularly
•
n= 90
•
Age: 18 –
79 years old
•
CKD Stage 5
undergoing chronic
hemodialysis
for
3
months and dialysis 3x
per week
•
Mean
HGB:
9.0
and
12.0
g/dL
•
Receives epoetin alfa
regularly

Demographics
300 mg QD
N=30
450 mg QD
N=33
450 mg TIW
N=31
All
Subjects
N=94
Sex-female
13 (43.3%)
15 (45.5%)
12 (38.7%)
40 (42.6%)
Race
White/Caucasian
Black or African American
Other
24 (80.0%)
6 (20.0%)
0 (0.0%)
21 (63.6%)
9 (27.3%)
3 (9.1%)
19 (61.3%)
9 (29.0%)
3 (9.7%)
64 (68.1%)
24 (25.5%)
6 (6.4%)
Mean Age (years)
55.5
59.4
57.8
57.6
Mean Weight (kg)
82.7
82.1
84.2
83.0
Mean BMI (kg/m²)
29.8
29.6
29.2
29.5
Mean time on dialysis
(years)
4.92
4.93
3.87
4.58
Mean
Hemoglobin (g/dL)
10.4
10.6
10.5
10.5
Mean
Ferritin (ng/mL)
763
782
808
784
Etiology of CKD
Diabetes
Hypertension & Large Vessel Disease
Other
16 (53.3%)
15 (50.0%)
7 (23.3%)
23 (69.7%)
17 (51.5%)
4 (12.1%)
21 (67.7%)
21 (67.7%)
1 (3.2%)
60 (63.8%)
53 (56.4%)
12 (12.8%)

7

Mean HGB Average Results at Study Stages
MITT
Population
Mean Hemoglobin levels (g/dL)
Baseline
Week 7/8
Week 15/16
300mg Daily Dose
10.4
10.4
10.3
450mg Daily Dose
10.6
10.3
10.5
450mg Three Times-per-Week Dose
10.5
10.2
10.4
PP
Population
Mean Hemoglobin levels (g/dL)
Baseline
Week 7/8
Week 15/16
300mg Daily Dose
10.3
10.4
10.3
450mg Daily Dose
10.6
10.4
10.6
450mg Three Times-per-Week Dose
10.5
10.5
10.5

Summary of adverse events (AEs) and serious AEs (SAEs)
ITT Population
300 mg QD
N=30
450 mg QD
N=33
450 mg TIW
N=31
All Subjects
N=94
Number of
AEs
110
95
89
294
Subjects with
1 AE
26 (86.7%)
26 (78.8%)
26 (83.9%)
78 (83.0%)
Subjects with
1 SAE
2 (6.7%)
6 (18.2%)
5 (16.1%)
13 (13.8%)
Subjects with SAE
Reported as Related
0
0
0
0
Deaths
0
0
0
0

Dialysis Phase 2 Study Top Line Summary
Vadadustat maintained stable HGB levels across the 3 dosing
cohorts following conversion from rESA
•
Daily and three times-a-week regimens are viable dosing options in dialysis subjects
•
Hemoglobin level was maintained within the desired range while minimizing excursions
13.0 g/dL
•
Improvements in iron mobilization consistent with previous studies
Vadadustat was generally well-tolerated across the 3 dose
cohorts
•
No apparent differences in the type or frequency of AEs across the 3 dosing groups
•
Observed SAEs were consistent with events described in dialysis population
•
There were no SAEs reported as related to study drug, no strokes, and no deaths

Akebia Therapeutics September 8, 2015